Exhibit 10.1

AMENDMENT NO. 1

AMENDMENT NO. 1 (this “Amendment”) dated as of September 23, 2010, to the Second Amended and Restated Credit Agreement dated as of July 18, 2007 (the “Credit Agreement”) among KINDRED HEALTHCARE, INC. (the “Borrower”), the LENDERS party thereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent.

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

Section 2. Limitations on Acquisitions and Investments. Section 7.08(b)(ii) of the Credit Agreement is hereby amended by replacing the reference to “$500,000,000” therein with a reference to “$750,000,000”.

Section 3. Representations Correct; No Default. The Borrower represents and warrants that (a) the representations and warranties contained in the Financing Documents are true as though made on and as of the date hereof and will be true on and as of the Amendment Effective Date (as defined below) as though made on and as of such date; provided that those representations and warranties that speak only of a specific date shall only speak as of such date and (b) no Default has occurred and is continuing on the date hereof and no Default will occur or be continuing on the Amendment Effective Date.

Section 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 5. Effectiveness. This Amendment shall become effective as of the date hereof on the date (the “Amendment Effective Date”) when the following conditions have been satisfied: (a) the Administrative Agent shall have received duly executed counterparts hereof signed by the Borrower and the Required Lenders (or, in the case of any Lender as to which an executed counterpart shall not have been received, the Administrative Agent shall have received facsimile or other written confirmation from such party of execution of a counterpart hereof by such Lender) and (b) the Borrower shall have paid the Administrative Agent, in immediately available funds for the account of each Lender that has evidenced its agreement hereto as provided in clause (a) by 3:00 P.M. (New York City time) on September 22, 2010 (or such later deadline, if any, as may be agreed to by the Borrower and indicated by the Administrative Agent to the Lenders for receipt of signatures), a non-refundable amendment fee in an amount equal to 0.15% of such Lender’s Commitment whether used or unused (as in effect on the Amendment Effective Date).

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Section 6. Limited Effect. Except as expressly set forth herein, the amendments contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement or any other Financing Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

Section 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

KINDRED HEALTHCARE, INC., as Borrower

By:	/s/ Donald Hank Robinson
Name: Donald Hank Robinson
Title: Sr. VP, Tax and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 1]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Collateral Agent and as a Lender

By:	/s/ Dawn L. LeeLum
Name: Dawn L. LeeLum
Title: Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 1]

Allied Irish Banks, p.l.c.

By:	/s/ Brent Phillips
Name: Brent Phillips
Title: Vice President

If a second signature is required:

By:	/s/ Martin Chin
Name: Martin Chin
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1]

Branch Banking and Trust Company

By:	/s/ Jennafer M. Adkins
Name: Jennafer M. Adkins
Title: Banking Officer

If a second signature is required:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1]

Capital One Leverage Finance Corp.

By:	/s/ Thomas F. Furst
Name: Thomas F. Furst
Title: Vice President

If a second signature is required:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1]

CIT MIDDLE MARKET FUNDING COMPANY, LLC, as Lender

By:	/s/ Kathleen A. Beck
Name: Kathleen A. Beck
Title: Vice President-Treasury

[SIGNATURE PAGE TO AMENDMENT NO. 1]

CITIBANK, N.A.

By:	/s/ Shane V. Azzera
Name: Shane V. Azzera
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 1]

FIFTH THIRD BANK

By:	/s/ Barbara Tully
Name: Barbara Tully
Title: Vice President

If a second signature is required:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1]

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Dennis W. Cloud
Name: Dennis W. Cloud
Title: Duly Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1]

GE BUSINESS FINANCIAL SERVICES INC.

By:	/s/ Dennis W. Cloud
Name: Dennis W. Cloud
Title: Duly Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1]

PNC BANK NATIONAL ASSOCIATION as a Lender

By:	/s/ Patricia S. Robertson
Name: Patricia S. Robertson
Title: Vice President

If a second signature is required:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1]

UBS AG, Stamford Branch, as a Lender

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

If a second signature is required:

By:	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

[SIGNATURE PAGE TO AMENDMENT NO. 1]

U.S. Bank National Association

By:	/s/ Joseph C. Hensley
Name: Joseph C. Hensley
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

WELLS FARGO CAPITAL FINANCE, INC.

By:	/s/ Geoffry Anfuso
Name: Geoffry Anfuso
Title: Senior Vice President

If a second signature is required:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1]